SMITHFIELD FOODS, INC.

CHANGE IN CONTROL EXECUTIVE SEVERANCE PLAN

               Smithfield Foods, Inc. (the “Company”) hereby adopts the Smithfield Foods, Inc. Change in Control Executive Severance Plan (the “Plan”) for the benefit of certain employees of the Company and its subsidiaries, on the terms and conditions hereinafter stated.  The Plan, as set forth herein, is intended to help retain qualified employees, maintain a stable work environment and provide economic security to eligible employees in the event of certain terminations of employment.

SECTION 1.  DEFINITIONS.  As hereinafter used:

1.1           “Affiliate” means, with respect to any individual or entity, any other individual or entity who, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such individual or entity.

1.2           “Annual Base Salary” means the greater of (i) the Eligible Employee’s annual base salary in effect immediately before the Severance, or (ii) the Eligible Employee’s annual base salary in effect at the time of the Potential Change in Control (if the Severance occurs during the Potential Change in Control Period) or Change in Control (if the Severance occurs during the Change in Control Protection Period), as applicable.

1.3           “Annual Bonus” means the annual cash incentive award paid to an Eligible Employee for performance with respect to a given fiscal year of the Company, including any annual performance grant under the terms of the Company’s 2008 Incentive Compensation Plan, as amended, or any successor thereto and any additional or discretionary cash bonus with respect to a given fiscal year, but excluding any stock options, restricted stock units, performance share units or any other equity-based or long-term incentive awards.

1.4           “Board” means the Board of Directors of the Company.

1.5           “Cause” shall mean that the Eligible Employee has: (a) willfully and continually failed to substantially perform, or been grossly negligent in the discharge of, his or her duties to the Company or any of its subsidiaries (in any case, other than by reason of a disability, physical or mental illness or analogous condition), which failure or negligence continues for a period of 10 business days after a written demand for performance is delivered to the Eligible Employee by the Board, which specifically identifies the manner in which the Board believes that the Eligible Employee has not substantially performed, or been grossly negligent in the discharge of, his or her duties; (b) been convicted of or pled nolo contendere to a felony; or (c) materially and willfully breached any agreement with the Company, any of its subsidiaries or any Affiliate of the Company or any of its subsidiaries. No act or failure to act on the part of the Eligible Employee shall be deemed “willful” unless done, or omitted to be done, by the Eligible

Employee not in good faith or without reasonable belief that the Eligible Employee’s act or failure to act was in the best interests of the Company.

1.6           A “Change in Control” shall be deemed to mean the first of the following events to occur after the Effective Date:

    (a)      The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then outstanding shares of the common stock of the Company (the “Company Stock”) or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of Company Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Company Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Company Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

    (b)      Individuals who, as of the Effective Date, constitute the Board (as of the Effective Date the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the Effective Date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

    (c)      Consummation of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Company Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of the common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation; or;

    (d)      A complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company.

1.7           “Change in Control Protection Period” shall mean the period commencing on the date a Change in Control occurs and ending on the second anniversary of such date.

1.8           “Code” means the Internal Revenue Code of 1986, as it may be amended from time to time.

1.9           “Company” means Smithfield Foods, Inc. or any successor thereto.

1.10         “Disability” means a disability within the meaning of Code section 409A(a)(2)(C) and U.S. Treasury Regulations section 1.409A-3(i)(4) (or any successor provision).

1.11         “Effective Date” shall mean September 1, 2010.

1.12         “Eligible Employee” means any employee of the Company or its subsidiaries who is employed on the date of a Potential Change in Control or Change in Control as applicable, in one of the positions set forth in Exhibit A as Tier I Executives or Tier II Executives, other than: (i) an employee who has entered into a separation agreement with the Company or one of its subsidiaries prior to a Potential Change in Control or Change in Control, as applicable; or (ii) employees on a fixed-term employment agreement.

1.13         “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

1.14         “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.15         “Good Reason” means (a) a material diminution in the Eligible Employee’s duties or responsibilities or the duties or responsibilities of the position to whom the Eligible Employee is required to report, in either case from those in effect immediately prior to a Potential Change in Control (if such diminution occurs during the Potential Change in Control Period) or Change in Control (if such diminution occurs during the Change in Control Protection Period), as applicable (including without limitation in the case of an Eligible Employee who is the chief executive officer of the Company immediately prior to a Change in Control, if, after such Change in Control, such eligible employee is no longer the chief executive officer of a public company, or in the case of an Eligible Employee who reports directly to the chief executive officer of the Company immediately prior to a Change in Control, if, after such Change in Control, such Eligible Employee no longer reports directly to the chief executive officer of a public company); (b) a material reduction in the Eligible Employee’s annual base salary as of immediately prior to the Potential Change in Control (if such reduction occurs during the Potential Change in Control Period) or Change in Control (if such reduction occurs during the Change in Control Protection Period), as applicable; (c) a material reduction in the Eligible Employee’s annual target bonus opportunity as of immediately prior to the Potential Change in Control (if such reduction occurs during the Potential Change in Control Period) or Change in Control (if such reduction occurs during the Change in Control Protection Period), as applicable; or (d) the relocation of the Eligible Employee’s principal place of employment to a location more than 50 miles from the Eligible Employee’s principal place of employment immediately prior to the Potential Change in Control (if such relocation occurs during the Potential Change in Control Period) or Change in Control (if such relocation occurs during the Change in Control Protection Period), as applicable, except for required travel on the Company’s business to an extent substantially consistent with the Eligible Employee’s business travel obligations as of immediately prior to the Potential Change in Control or Change in Control, as applicable. The Eligible Employee shall provide the Company with a written notice of resignation within ninety (90) days following the occurrence of the event constituting Good Reason and the Company shall have a period of thirty (30) days following its receipt of such notice in which to cure such event without such event constituting Good Reason.

1.16         “Plan” means the Smithfield Foods, Inc. Change in Control Executive Severance Plan, as set forth herein, and as it may be amended from time to time.

1.17         “Plan Administrator” means the Compensation Committee of the Board or such other person or persons appointed from time to time by the Compensation Committee of the Board to administer the Plan.

1.18         “Potential Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                            (a)      the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                            (b)      the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

                            (c)      the Board adopts a resolution to the effect that, for purposes of this Plan, a Potential Change in Control has occurred.

1.19         “Potential Change in Control Period” means the period beginning upon the occurrence of a Potential Change in Control and ending upon the earliest to occur of the: (i) consummation of the Change in Control, or (ii) the abandonment of the transaction or series of transactions that constitute a Potential Change in Control (as determined by the Plan Administrator in its sole discretion).

1.20         “Release” means a general release of claims against the Company and the other persons specified therein substantially in the form attached hereto as Exhibit B, or in such other form as is required to comply with applicable law.

1.21         “Release Period” means the period described in Section 2.6, no longer than 60 days, commencing on the Severance Date and ending on the expiration of the revocation period for the Release.

1.22         “Severance” means (a) the involuntary termination of an Eligible Employee’s employment by the Company or any subsidiary thereof, other than for Cause, death or Disability or (b) a termination of an Eligible Employee’s employment by the Eligible Employee for Good Reason, in each case, during the Potential Change in Control Period or the Change in Control Protection Period, other than a termination of an Eligible Employee’s employment by the Company or a subsidiary as part of a global integration after a Potential Change in Control or Change in Control, as applicable, when such Eligible Employee is immediately rehired by the Company or a subsidiary as part of such integration.

1.23         “Severance Date” means the date on which an Eligible Employee incurs a Severance.

SECTION 2.  CHANGE IN CONTROL SEVERANCE BENEFITS

2.1           Generally. Subject to Sections 2.6, 4 and 6.2 hereof, each Eligible Employee shall be entitled to the severance payments and benefits pursuant to the applicable provisions of Section 2 of this Plan if such Eligible Employee incurs a Severance.

2.2           Payment of Accrued Obligations. The Company shall pay to each Eligible Employee who incurs a Severance a lump sum payment in cash, paid in accordance with applicable law, as soon as practicable but no later than 10 days after the Severance Date, equal to the sum of (a) the Eligible Employee’s accrued annual base salary and any accrued vacation pay through the Severance Date, and (b) the Eligible Employee’s annual bonus earned for the fiscal year immediately preceding the fiscal year in which the Severance Date occurs if such bonus has not been paid as of the Severance Date.

2.3           Severance Payment.  Subject to Section 2.6, each Eligible Employee who incurs a Severance shall be entitled to receive a lump sum cash payment, paid in accordance with applicable law, as soon as practicable but no later than 10 days after the end of the Release Period, equal to:

    (a)       For Tier I Executives:

  (i)        two (2) times the sum of (A) the Eligible Employee’s Annual Base Salary, and (B) the greater of (1) the Eligible Employee’s trailing-three-year average Annual Bonus or (2) 300% of his or her Annual Base Salary, plus

  (ii)       a pro-rated portion of his or her Annual Bonus for the year of termination based on the greater of (A) the Eligible Employee’s trailing-three-year average Annual Bonus or (B) 300% of his or her Annual Base Salary.

    (b)       For Tier II Executives:

  (i)        two (2) times the sum of (A) the Eligible Employee’s Annual Base Salary, and (B) the greater of (1) the Eligible Employee’s trailing-three-year average Annual Bonus or (2) 100% of his or her Annual Base Salary, plus

  (ii)       a pro-rated portion of his or her Annual Bonus for the year of termination based on the greater of (A) the Eligible Employee’s trailing-three-year average Annual Bonus or (B) 100% of his or her Annual Base Salary.

2.4           Acceleration of Vesting.  Subject to Section 2.6, in addition to the benefits provided pursuant to Sections 2.3 and 2.5 hereof (as applicable), each Eligible Employee who incurs a Severance shall be entitled to full vesting of all stock options, restricted stock units and any other equity based awards granted or assumed by the Company outstanding as of the Severance Date (whether or not such award was outstanding as of the Effective Date).  Any performance share units and other performance-vested equity awards that have not previously vested pursuant to the terms thereof shall vest in full as of the Severance Date, without regard to the attainment of any performance target.  Restricted stock units and performance share units that vest pursuant to this Section 2.4 shall be paid on the payment dates set forth in the applicable award agreements.  Notwithstanding the foregoing, this Section 2.4 shall not apply with respect to a grant or award of stock options, restricted stock units or any other equity-based compensation made after the Effective Date if the agreement granting or awarding the applicable stock options, restricted stock units or any other equity-based compensation expressly provides that the grant shall not vest upon an Eligible Employee’s termination of employment following a Change in Control.

2.5           Benefit Continuation.  Subject to Section 2.6, in the case of each Eligible Employee who incurs a Severance, commencing on the date immediately following such Eligible Employee’s Severance Date and continuing for eighteen (18) months following such Severance Date (the “Welfare Benefit Continuation Period”), the Company shall provide to each such Eligible Employee (and anyone entitled to claim under or through such Eligible Employee) all Company-paid benefits under any group health, dental or life insurance plan of the Company (as in effect immediately prior to such Eligible Employee’s Severance Date) for which Eligible Employees of the Company are eligible, to the same extent as if such Eligible Employee had continued to be an Eligible

Employee of the Company during the Welfare Benefit Continuation Period. To the extent that such Eligible Employee’s participation in Company benefit plans is not practicable, the Company shall arrange to provide, at the Company’s sole expense, such Eligible Employee (and anyone entitled to claim under or through such Eligible Employee) with equivalent health and dental benefits under an alternative arrangement during the Welfare Benefit Continuation Period. The coverage period for purposes of the group health continuation requirements of Section 4980B of the Code shall commence at the Severance Date, and shall run concurrently with the Welfare Benefit Continuation Period.

2.6           Release; Restrictive Covenant Agreement.  No Eligible Employee who incurs a Severance shall be eligible to receive any payments or other benefits under the Plan (other than payments under Section 2.2 hereof) unless (i) he or she first executes a Release in favor of the Company and others set forth on Exhibit B, or in such other form as is required to comply with applicable law, relating to all claims or liabilities of any kind relating to his or her employment with the Company or a subsidiary thereof and the termination of the Employee’s employment, and (ii) he or she first executes the Noncompete, Nonsolicitation and Nondisclosure Agreement substantially in the form attached hereto as Exhibit C, and each such agreement becomes effective and (in the case of the Release) has not been revoked by the Eligible Employee by the sixtieth (60th) day following the date of termination.  If the Eligible Employee does not execute and return either such agreement such that it does not become effective (and in the case of the Release has not been revoked) within the 60-day period, the Eligible Employee shall cease to be entitled to any payments or benefits under this Plan.

2.7           Recovery of Severance Payment.  In the case of any Eligible Employee who receives a severance payment pursuant to Section 2.3 hereof which is based in part on the Eligible Employee’s trailing-three-year average Annual Bonus pursuant to any of Sections 2.3(a)(i)(B)(1), 2.3(a)(ii)(B), 2.3(b)(i)(B)(1), 2.3(b)(ii)(B), and the Eligible Employee is subsequently required to repay to the Company all or a portion of any such Annual Bonus used to calculate such severance payment pursuant to any compensation clawback or recovery policy then maintained by the Company or pursuant to applicable law, then the Eligible Employee’s severance payment shall be recalculated based on the amount of the Annual Bonus adjusted for such clawback or recovery, and the Eligible Employee shall be required to repay to the Company the difference between (i) the severance payment actually received by such Eligible Employee and (ii) the amount of the severance payment the Employee would have received following such recalculation.

2.8           Section 409A. Notwithstanding any provision to the contrary in this Plan, no payment or distribution under this Plan which constitutes an item of deferred compensation under Section 409A of the Code and becomes payable by reason of the Eligible Employee’s termination of employment with the Company or a subsidiary will be made to the Eligible Employee unless the Eligible Employee’s termination of employment constitutes a “separation from service” (as such term is defined in Treasury Regulations issued under Section 409A of the Code). In addition, no such payment or distribution will be made to the Eligible Employee prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Eligible Employee’s

“separation from service” (as such term is defined in Treasury Regulations issued under Section 409A of the Code) or (ii) the date of the Eligible Employee’s death, if the Eligible Employee is deemed at the time of such separation from service to be a “specified employee” within the meaning of that term under Section 409A(a)(2) of the Code and to the extent such delayed commencement is otherwise required in order to avoid a prohibited distribution under Section 409A(a)(2) of the Code. All payments and benefits which had been delayed pursuant to the immediately preceding sentence shall be paid to the Eligible Employee in a lump sum upon expiration of such six-month period (or if earlier upon the Eligible Employee’s death). It is intended that this Plan shall comply with the provisions of Section 409A of the Code and the Treasury Regulations relating thereto so as not to subject the Eligible Employee to the payment of additional taxes and interest under Section 409A of the Code. In furtherance of this intent, this Plan shall be interpreted, operated, and administered in a manner consistent with these intentions.  Notwithstanding the foregoing, to the extent any payment or benefit under the Plan is subject to the additional taxes and interest under Section 409A of the Code, the Eligible Employee shall be solely liable for the payment of such taxes and interest.

SECTION 3.  PLAN ADMINISTRATION.

3.1           The Plan Administrator shall administer the Plan and may interpret the Plan, prescribe, amend and rescind rules and regulations under the Plan and make all other determinations necessary or advisable for the administration of the Plan, subject to all of the provisions of the Plan.

3.2           The Plan Administrator may delegate any of its duties hereunder to such person or persons from time to time as it may designate.

3.3           The Plan Administrator is empowered, on behalf of the Plan, to engage accountants, legal counsel and such other personnel as it deems necessary or advisable to assist it in the performance of its duties under the Plan. The functions of any such persons engaged by the Plan Administrator shall be limited to the specified services and duties for which they are engaged, and such persons shall have no other duties, obligations or responsibilities under the Plan. Such persons shall exercise no discretionary authority or discretionary control respecting the management of the Plan. All reasonable expenses thereof shall be borne by the Company.

3.4           Following the occurrence of a Change in Control, the Company may not remove from office the individual or individuals who served as Plan Administrator immediately prior to the Change in Control; provided, however, if any such individual ceases to be affiliated with the Company, the Company may appoint another individual or individuals as Plan Administrator so long as the substitute Plan Administrator consists solely of an individual or individuals who (a) were officers of the Company immediately prior to the Change in Control, (b) were directors of the Company immediately prior to the Change in Control and are not affiliated with the acquiring entity in the Change in Control or (c) were selected or approved by an officer or director described in clause (a) or (b).

SECTION 4.  LIMITATION ON BENEFITS.   If any payment or benefit received or to be received by an Eligible Employee (including any payment or benefit received pursuant to the Plan or otherwise) would be (in whole or part) subject to the excise tax imposed by Section 4999 of the Code, or any successor provision thereto, or any similar tax imposed by state or local law, or any interest or penalties with respect to such excise tax (such tax or taxes, together with any such interest and penalties, are hereafter collectively referred to as the “Excise Tax”), then, the severance payments provided under Section 2.3, shall first be reduced (and thereafter, if necessary, the accelerated vesting provided in Section 2.4 shall be reduced) to the extent necessary to make such payments and benefits not subject to such Excise Tax, but only if such reduction results in a higher after-tax payment to the Eligible Employee after taking into account the Excise Tax and any additional taxes the Eligible Employee would pay if such payments and benefits were not reduced.

SECTION 5. PLAN MODIFICATION OR TERMINATION.   The Plan may be terminated by the Board at any time; provided however that the Plan may not be terminated during the Potential Change in Control Period or during the Change in Control Protection Period. The Plan may be amended by the Board at any time; provided, however, that during the Potential Change in Control Period and the Change in Control Protection Period, the Plan may not be amended if such amendment would in any manner be adverse to the interests of any Eligible Employee, except that, notwithstanding the foregoing, the Plan Administrator may amend the Plan at any time and in any manner necessary to comply with applicable law, including, but not limited to Section 409A of the Code. For the avoidance of doubt, (a) any action taken by the Company or the Plan Administrator during the Potential Change in Control Period or the Change in Control Protection Period to cause an Eligible Employee to no longer be designated as an Eligible Employee, or to decrease the payments or benefits for which an Eligible Employee is eligible, and (b) any amendment to Section 3.4 or this Section 5 during the Potential Change in Control Period or the Change in Control Protection Period shall be treated as an amendment to the Plan which is adverse to the interests of any Eligible Employee.

SECTION 6.  GENERAL PROVISIONS.

6.1           Except as otherwise provided herein or by law, no right or interest of any Eligible Employee under the Plan shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including without limitation by execution, levy, garnishment, attachment, pledge or in any manner; no attempt assignment or transfer thereof shall be effective; and no right or interest of any Eligible Employee under the Plan shall be liable for, or subject to, any obligation or liability of such Eligible Employee. When a payment is due under this Plan to a severed employee who is unable to care for his or her affairs, payment may be made directly to his or her legal guardian or personal representative.

6.2           If the Company or any subsidiary thereof is obligated by law or by contract to pay severance pay, a termination indemnity, notice pay, or the like, or if the

Company or any subsidiary thereof is obligated by law or by contract to provide advance notice of separation (“Notice Period”), then any severance pay under this Plan shall be reduced by the amount of any such severance pay, termination indemnity, notice pay or the like, as applicable, and by the amount of any compensation received during any Notice Period.  With respect to an Eligible Employee who is entitled to benefits under the Workers Adjustment Retraining Notification Act of 1988, or any similar state or local statute or ordinance (collectively the “WARN Act”), severance pay under this Plan shall be reduced dollar-for-dollar by any benefits received pursuant to the WARN Act.

6.3           Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Eligible Employee, or any person whomsoever, the right to be retained in the service of the Company or any subsidiary thereof, and all Eligible Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

6.4           If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

6.5           This Plan shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Eligible Employee, present and future, and any successor to the Company. If a severed employee shall die, all accrued but unpaid amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Plan to the executor, personal representative or administrators of the severed employee’s estate.

6.6           The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

6.7           The Plan shall not be required to be funded unless such funding is authorized by the Board. Regardless of whether the Plan is funded, no Eligible Employee shall have any right to, or interest in, any assets of any Company which may be applied by the Company to the payment of benefits or other rights under this Plan.

6.8           Any notice or other communication required or permitted pursuant to the terms hereof shall have been duly given when delivered or mailed by United States Mail, first class, postage prepaid (or such local equivalent thereof), addressed to the intended recipient at his, her or its last known address.

6.9           This Plan shall be construed and enforced according to the laws of the Commonwealth of Virginia to the extent not preempted by federal law or other applicable local law, which shall otherwise control.

6.10           All benefits hereunder shall be reduced by applicable withholding and shall be subject to applicable tax reporting, as determined by the Plan Administrator, or as required by applicable law.

SECTION 7.  CLAIMS, INQUIRIES, APPEALS.

7.1           Applications for Benefits and Inquiries. Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing, as follows:

Plan Administrator
c/o Smithfield Foods, Inc.
200 Commerce Street
Smithfield, Virginia  23430
Attention: Corporate Secretary

7.2           Denial of Claims. In the event that any application for benefits is denied in whole or in part, the Plan Administrator must notify the applicant, in writing, of the denial of the application, and of the applicant’s right to review the denial. The written notice of denial will be set forth in a manner designed to be understood by the employee, and will include specific reasons for the denial, specific references to the Plan provision upon which the denial is based, a description of any information or material that the Plan Administrator needs to complete the review and an explanation of the Plan’s review procedure.

This written notice will be given to the employee within ninety (90) days after the Plan Administrator receives the application, unless special circumstances require an extension of time, in which case, the Plan Administrator has up to an additional ninety (90) days for processing the application. If an extension of time for processing is required, written notice of the extension will be furnished to the applicant before the end of the initial ninety (90)-day period.

This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render his or her decision on the application. If written notice of denial of the application for benefits is not furnished within the specified time, the application shall be deemed to be denied. The applicant will then be permitted to appeal the denial in accordance with the review procedure described below.

7.3           Request for a Review. Any person (or that person’s authorized representative) for whom an application for benefits is denied (or deemed denied), in whole or in part, may appeal the denial by submitting a request for a review to the Plan Administrator within 60 days after the application is denied (or deemed denied). The Plan Administrator will give the applicant (or his or her representative) an opportunity to review pertinent documents in preparing a request for a review and submit written comments, documents, records and other information relating to the claim. A request for a review shall be in writing and shall be addressed to:

Plan Administrator
c/o Smithfield Foods, Inc.
200 Commerce Street
Smithfield, Virginia  23430
Attention: Corporate Secretary

A request for review must set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant feels are pertinent. The Plan Administrator may require the applicant to submit additional facts, documents or other material as he or she may find necessary or appropriate in making his or her review.

7.4           Decision on Review. The Plan Administrator will act on each request for review within sixty (60) days after receipt of the request, unless special circumstances require an extension of time (not to exceed an additional sixty (60) days), for processing the request for a review. If an extension for review is required, written notice of the extension will be furnished to the applicant within the initial sixty (60)-day period. The Plan Administrator will give prompt, written notice of his or her decision to the applicant. In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will outline, in a manner calculated to be understood by the applicant, the specific Plan provisions upon which the decision is based. If written notice of the Plan Administrator’s decision is not given to the applicant within the time prescribed in this Section 7.4 the application will be deemed denied on review.

7.5           Rules and Procedures. The Plan Administrator may establish rules and procedures, consistent with the Plan and with ERISA, as necessary and appropriate in carrying out his or her responsibilities in reviewing benefit claims. The Plan Administrator may require an applicant who wishes to submit additional information in connection with an appeal from the denial (or deemed denial) of benefits to do so at the applicant’s own expense.

7.6           Exhaustion of Remedies.  No legal action for benefits under the Plan may be brought until the claimant (a) has submitted a written application for benefits in accordance with the procedures described by Section 7.1 above, (b) has been notified by the Plan Administrator that the application is denied (or the application is deemed denied due to the Plan Administrator’s failure to act on it within the established time period), (c) has filed a written request for a review of the application in accordance with the appeal procedure described in Section 7.3 above and (d) has been notified in writing that the Plan Administrator has denied the appeal (or the appeal is deemed to be denied due to the Plan Administrator’s failure to take any action on the claim within the time prescribed by Section 7.4 above).

EXHIBIT A
ELIGIBLE EMPLOYEE POSITIONS

TIER I EXECUTIVES

•	Smithfield Foods, Inc. President and CEO
•	Smithfield Foods, Inc. Executive Vice Presidents
•	Smithfield Pork Group President
•	The Smithfield IOC presidents of Smithfield Packing, Farmland Foods, John Morrell, Armour-Eckrich, Animex and Murphy-Brown

TIER II EXECUTIVES

•	Smithfield Foods, Inc. Senior Vice Presidents
•	Smithfield Foods, Inc. Vice Presidents, including Chief Information Officer
•	Smithfield Pork Group Chief Financial Officer
•	Such other officers of Smithfield Foods, Inc. or any of its IOCs as the Smithfield Foods, Inc. CEO may from time to time designate

EXHIBIT B
FORM OF RELEASE
(To be signed on or after the Severance Date)

In return for payment of severance benefits pursuant to the Smithfield Foods, Inc.  Change in Control Executive Severance Plan (the “Plan”), as amended, I hereby generally and completely release Smithfield Foods, Inc. (”Smithfield”), its parent and subsidiary entities (collectively the “Company”), and its or their directors, officers, employees, shareholders, partners, agents, attorneys, predecessors, successors, insurers, affiliates, and assigns (collectively “Released Parties”), from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring prior to my signing this Release. This general release includes, but is not limited to: (1) all claims arising out of or in any way related to my employment with the Company or the termination of that employment; (2) all claims related to my compensation or benefits from the Company, including wages, salary, bonuses, commissions, vacation pay, expense reimbursements (to the extent permitted by applicable law), severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company; (3) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (4) all tort claims, including without limitation claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (5) all federal, state, and local statutory claims, including without limitation claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990, the federal Age Discrimination in Employment Act of 1967 (as amended) (“ADEA”), the federal Worker Adjustment and Retraining Notification Act (as amended) and similar laws in other jurisdictions, the Employee Retirement Income Security Act of 1974 (as amended), the Family and Medical Leave Act of 1993, the Virginia Human Rights Act, the Virginians with Disabilities Act and any similar laws in other jurisdictions; provided, however, that this Release does not waive, release or otherwise discharge any claim or cause of action arising after the date I sign this Agreement.

This Agreement includes a release of claims of discrimination or retaliation on the basis of workers’ compensation status, but does not include workers’ compensation claims. Excluded from this Agreement are any claims which by law cannot be waived in a private agreement between employer and employee, including but not limited to the right to file a charge with or participate in an investigation conducted by the Equal Employment Opportunity Commission (“EEOC”) or any state or local fair employment practices agency. I waive, however, any right to any monetary recovery or other relief should the EEOC or any other agency pursue a claim on my behalf.

I acknowledge and represent that I have not suffered any age or other discrimination, harassment, retaliation, or wrongful treatment by any Released Party. I also acknowledge and represent that I have not been denied any rights including, but not limited to, rights to a leave or reinstatement from a leave under the Family and Medical

Leave Act of 1993, the Uniformed Services Employment and Reemployment Rights Act of 1994, or any similar law of any jurisdiction.

I agree that I am voluntarily executing this Release. I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the ADEA and that the consideration given for this Release is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (a) my waiver and release specified in this paragraph does not apply to any rights or claims that may arise after the date I sign this Release; (b) I have been advised to consult with an attorney prior to signing this Release; (c) I have received a disclosure from the Company that includes a description of the class, unit or group of individuals covered by this employment termination program, the eligibility factors for such program, and any time limits applicable to such program and a list of job titles and ages of all employees selected for this group termination and ages of those individuals in the same job classification or organizational unit who were not selected for termination (“Disclosures”); (d) I have at least forty-five (45) days from the date that I receive the Disclosures to consider this Release (although I may choose to sign it any time on or after my Severance Date (as defined in the Plan)); (e) I have seven (7) calendar days after I sign this Release to revoke it (“Revocation Period”); and (f) this Release will not be effective until I have signed it and returned it to the Company’s Corporate Secretary and the Revocation Period has expired (the “Effective Date” ).

I UNDERSTAND THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

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Name                                                                                     Date

EXHIBIT C
NONCOMPETE, NONSOLICITATION AND NONDISCLOSURE AGREEMENT

1.             In exchange for the payments and benefits provided to the Eligible Employee under the Plan, the undersigned agrees as follows:

    (i)       For a one (1) year period following his or her Severance, the undersigned agrees that he or she will not, without the prior written consent of Smithfield Foods, Inc. (“Smithfield”), engage in competition with Smithfield or any parent or subsidiary of Smithfield (collectively, the “Company”) by being associated with any business entity which engages in the business of hog production, turkey production, or meat processing anywhere in the world where the Company has operations or sales.  The undersigned will be deemed to have associated with a business entity if he serves as an officer, director, consultant or in any managerial or executive position with respect to the business entity, or, directly or indirectly and whether or not for compensation, is a shareholder owning beneficially or of record more than five percent (5%) of the outstanding shares of any class of shares or other type of ownership interest in a business entity.

    (ii)      For a two (2) year period following his or her Severance, the undersigned agrees that he or she will not solicit or attempt to solicit any employees or customers of the Company, or other persons or entities with or through whom the Company has done business, for the purpose of providing goods and services or engaging in activities in competition with the Company.   The undersigned agrees that, during the two (2) year period following his or her Severance, (A) he or she will not solicit, aid or encourage, directly or indirectly any employees of the Company to leave the Company or work elsewhere, and (B) he will not solicit, aid or encourage, directly or indirectly, any of the Company’s customers to move their business from the Company or to place business elsewhere.

   (iii)     The undersigned acknowledges that his employment with the Company created a privileged and confidential relationship between he and the Company, and that information concerning the business of the Company and its clients that is not in the public domain, nor available from sources other than the Company or its clients, including but not limited to, fees, rates, sales data, customer and vendor lists, client identities, client accounts, web design needs, client advertising needs and history, client reports, client proposals, trade secrets, product ideas, information and reports, formulas, algorithms, schematics, finances, methodologies, properties, analyses, summaries, notes, compilations, studies, methods of operation, procedures, processes, discoveries, inventions, concepts, accounts, billing methods, pricing, data, sources of supply, business methods, production or merchandising systems or plans, marketing, sales and business strategies and plans, operations, and information regarding employees, software in various states of development and related documentation, designs, drawings, design specifications, techniques, models, data, source code, object code, documentation, diagrams, flow charts, research, development, processes, training materials, templates, procedures, “know-how,” tools, copyrightable materials and other such information, as well as photo, electronic or other copies or reproductions, in whole or in part, of any of the foregoing, stored in whatever medium, including electronic or magnetic, (collectively, “Proprietary Information”), is confidential and/or proprietary in nature.

    The undersigned agrees not to use any Proprietary Information, either directly or indirectly, that may be acquired or developed in connection with his employment with the Company for his own benefit or for the benefit of others.  In addition, the undersigned agrees that except as directed by the Company, he or she will not: (a) release, divulge, disclose, publish or communicate any Proprietary Information to any person whatsoever at any time, or (b) misappropriate, copy, remove from its premises, or otherwise take documents, records, reports, or files, whether in hardcopy or electronic format, which contain any Proprietary Information.

    These restrictions on use and disclosure of Proprietary Information shall not apply to information: (a) that was generally known or available to the public (other than by reason of any violation of this Agreement by the undersigned); (b) that becomes generally known or available to the public (other than by reason of any violation by the undersigned of this Agreement) after the time of disclosure to the undersigned by the Company or any of its representatives; (c) which was known or available to the undersigned prior to his employment with the Company; (d) that the Company agrees is free of such restrictions, but only if such agreement is in writing and to the extent of such written agreement; or (e) that is required to be disclosed by law, regulation, or the valid order of a court or other governmental body, but only to the extent required by such law, regulation, or order, and only if the undersigned first notifies the Company of the law, regulation, or order so as to permit the Company an opportunity to seek relief from disclosure.

2.             The parties agree to the reasonableness of the restrictions,  covenants and forfeiture provisions (whether or not so captioned) set forth in this Agreement and acknowledge that they have been negotiated at arms-lengths for fair and adequate consideration, and they agree that such restrictions, covenants and forfeiture provisions shall be legally enforceable.  The undersigned agrees that the Company’s remedies at law for a breach of such restrictions, covenants or forfeiture provisions will be inadequate and that, in connection with any such breach, the Company will be entitled, in addition to any other available remedies, to temporary and permanent injunctive relief without the necessity of proving actual damage or immediate or irreparable harm or for posting a bond.  Notwithstanding the foregoing, if any court shall determine such restrictions, covenants or forfeiture provisions to be unreasonable, the parties agree to the reformation of such restrictions by the court to limits which it finds to be reasonable and that the Employee will not assert that such restrictions, covenants or forfeiture provisions should be eliminated in their entirety by such court or that this Agreement should be null and void or voidable.  If the Company determines that the undersigned has violated the provisions of this Agreement, the Company may, in addition to any other remedies provided pursuant to this Agreement or otherwise pursuant to applicable law, immediately terminate all payments due to the undersigned under the Plan, as applicable, and the undersigned shall have no further rights to any payments under the Plan.  To the extent the severance payment in Section 2.3 of the Plan has already been made, then, in addition to any other remedies provided pursuant to this Agreement or otherwise pursuant to applicable law, the undersigned shall be require to repay a portion of such payment to the Company, equal to the product of (i) the full amount of such payment multiplied by (ii) a fraction, the numerator of which is the number of full calendar months, if any, remaining between the date on which the violation occurs and the date which is 24 months following the Severance Date, and the denominator of which is 24.

3.             In the event that any one or more of the provisions of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.  Moreover, if any one or more of the provisions contained in this Agreement are held to be excessively broad as to duration, scope, activity or subject, such provisions will be construed by limiting and reducing them so as to be enforceable to the maximum extent compatible with applicable law.

4.             This Agreement shall be governed by the laws of the Commonwealth of Virginia, without regard to the conflict of laws principles of any jurisdiction.

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Name                                                                                     Date